Merck Strategy December 15, 2005

Graeme Bell Investor Relations Welcome & Logistics

Forward-Looking Statement This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding product development, product potential or financial performance. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Merck undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements in this presentation should be evaluated together with the many uncertainties that affect Merck's business, particularly those mentioned in the cautionary statements in Item 1 of Merck's Form 10-K for the year ended December 31, 2004, and in its periodic reports on Form 10-Q and Form 8-K, which the company incorporates by reference.

No Duty to Update The information contained in the presentation set forth below was current as of December 15, 2005. While this presentation remains on the company's website the company assumes no duty to update the information to reflect subsequent developments. Consequently, the company will not update the information contained in the presentation and investors should not rely upon the information as current or accurate after December 15, 2005.

Merck Strategy Richard T. Clark Chief Executive Officer and President

Declining success rates in new drug development Rising cost of drug development and commercialization Increasing pressure on returns Increasing price sensitivity and growing reimbursement pressures Greater regulatory scrutiny Rising disease incidence globally High unmet medical needs, e.g. Alzheimer's, Oncology, etc. New technologies for research and development Expanding access, income, and insurance coverage in key emerging pharma markets Greater patient engagement in health care decisions Challenges Opportunities The Global Health Care Market is Challenging but Creates Great Opportunity for Merck Build a new business model to win

Winning will require a fundamentally different approach in every aspect of Merck's business supported by an accountable and results-focused culture Merck will prioritize investment in pharma as its core business Merck will pursue focused acquisitions and partnerships Merck's strategic choices are expected to generate top-line growth and double digit earnings growth over the next 3-5 years Beyond 2010, this approach, well executed, is expected to deliver sustained revenue and earnings growth fueled by a strong pipeline Reclaim Leadership in the Discovery, Development and Commercialization of Innovative Medicines and Vaccines

VYTORIN Fastest growing product in the cholesterol market due to superior LDL lowering efficacy vs. all competitors Key Innovative Products Will Drive Growth While Merck Changes its Business Model to Win ZETIA Continued growth due to excellent add-on LDL lowering efficacy with a statin and as monotherapy GARDASIL Breakthrough investigational vaccine to prevent cervical cancer caused by HPV types 16 and 18; cervical cancer is the second leading cause of cancer death in women worldwide ZOSTAVAX Vaccine reduces the incidence of herpes zoster (85 million adults in the at-risk cohort in the U.S. alone) and postherpetic neuralgia, which occurs in 25 to 50 percent of shingles patients over 50 ROTATEQ Pediatric vaccine for use in prevention of rotavirus gastroenteritis, which has been estimated to be responsible for 500,000 deaths worldwide each year in children under age 5

Key Innovative Products Will Drive Growth While Merck Changes its Business Model to Win JANUVIA New mechanism with potential to deliver substantial glycemic efficacy, excellent tolerability, and to alter the progression of the underlying disease GABOXADOL Unique mechanism with potential to provide benefits over existing therapies with respect to sleep quality and next day effects MK-0524A A novel approach to raising HDL-C and lowering triglycerides, with proven outcomes. Can be combined with any statin to provide comprehensive lipid management MK-0518 First of a new class of antiretrovirals with efficacy against many strains of HIV, including some resistant to existing drugs MK-0524B Combines MK-0524A with the proven benefits of simvastatin to potentially reduce CHD risk beyond what statins provide alone

Acquisitions and Partnerships will Reinforce Merck's Core Rx Business Merck will pursue focused acquisitions and partnerships that reinforce its core Rx business and drive additional top-line growth Merck will pursue niche acquisitions and partnerships in diagnostics and devices to enable its core Rx business, but will not build a stand alone business Merck will opportunistically participate in authorized generics

Focus on priority disease areas Redefine product discovery and development Create a new commercial model Achieve leadership in emerging pharma markets Create lean and flexible cost structure Merck's plan to win Uncompromising ethics and integrity Strong execution capability High performance culture Merck's Plan to Win is Driven by Five Strategic Actions

Merck's Plan to Win is Driven by Five Strategic Actions Focus on priority disease areas Redefine product discovery and development Create a new commercial model Achieve leadership in emerging pharma markets Create lean and flexible cost structure Merck's plan to win Uncompromising ethics and integrity Strong execution capability High performance culture

Commit resources to achieve research breadth and depth in priority disease areas Prioritize disease areas based on unmet medical need, scientific opportunity, and commercial opportunity Develop products that are highly valued by patients, payers, and physicians Sustain investment in innovation throughout product lifecycle Achieve scientific leadership in priority disease areas Principles Focus on Priority Disease Areas to Meet Unmet Medical Needs and Maximize Opportunities Deliver best-in-class targeted and differentiated products

Significant Investment for Leadership in Nine Priority Disease Areas Alzheimer's Disease Atherosclerosis Cardiovascular Diabetes Novel Vaccines Obesity Oncology (Targeted Therapies) Pain Sleep Disorders

Focused Investment in Other Selected Disease Areas Stroke Osteoporosis Schizophrenia Neurodegeneration Ophthalmology Antibiotics Antifungal Antiviral (HCV, HIV) Asthma COPD

Merck Will Also Capitalize on Selected Opportunities Outside Its Priority Disease Areas Where Merck currently has clinical development candidates, it will continue to develop and commercialize, where attractive, regardless of disease areas In other selected disease areas, if there is clinical proof of concept, Merck will pursue external licensing opportunities where attractive

Merck's Plan to Win is Driven by Five Strategic Actions Focus on priority disease areas Redefine product discovery and development Create a new commercial model Achieve leadership in emerging pharma markets Create lean and flexible cost structure Merck's plan to win Uncompromising ethics and integrity Strong execution capability High performance culture

Seek patient, payer, and physician input early and throughout product lifecycle Engage in partnership with scientific leaders and key opinion leaders Increase external sourcing of capabilities Integrate key product enablers (e.g., biomarkers, diagnostics, devices, and information) in the development of products Maximize speed and efficiency of output while increasing success rates Principles Redefine Discovery and Development to Yield New High-value Products Faster and More Efficiently

Merck is Redefining Its R&D Model End-to-end Increase productivity Expand pipeline through both internal discovery and licensing Outsource non-core activities in research and development Improve probability of success Develop/access biomarkers and diagnostics from early stage Test candidates pre-trial with molecular profiling of efficacy/toxicity Use experimental medicine to improve target validation Decrease cycle time Apply Six Sigma concepts and principles Increase throughput by 20% without increasing operational costs Move towards differentiated, targeted therapies Build on platform of advanced Rosetta technology Access cutting-edge tools externally via academic partnerships Recruit and develop top talent Be willing to tackle important medical problems in novel ways Develop the existing internal talent pool Look outside to tap broad pool of innovative scientists

Active External Partnering has Continued in 2005 Completed over 190 transactions in past five years Achieved high success rate in priority transactions 2005 transaction highlights Agensys - Oncology CSL - Vaccine adjuvant FoxHollow - Atherosclerosis Geron - Oncology vaccine Sumitomo - Schizophrenia

Merck has Experienced a Four-fold Increase in Research Productivity 0 1 2 3 4 5 6 Index (2001=1) Basic and pre-clinical spending Number of programs entering Phase I & II 2001 2002 2003 2004 2005

Merck's Plan to Win is Driven by Five Strategic Actions Focus on priority disease areas Redefine product discovery and development Create a new commercial model Achieve leadership in emerging pharma markets Create lean and flexible cost structure Merck's plan to win Uncompromising ethics and integrity Strong execution capability High performance culture

Enhance communications with key opinion leaders for rapid dissemination of scientific information Increase productivity of promotion to primary care physicians Use technology to communicate in a more targeted, cost- effective way Invest to drive successful product launches Devote more resources to payers and consumers who will have increasing influence on Rx choices Demonstrate product differentiation, outcomes, and value to patients, payers, and physicians Principles Evolve Commercial Model to Drive Revenue with Greater Efficiency and Effectiveness

Deepen Merck's engagement with scientific leaders and payers Develop scientific leadership in priority disease areas and enhance engagement of global opinion leaders in the diffusion of science Become a leader in conducting and communicating health technology assessments and outcomes research Develop innovative partnerships and programs, including compliance and adherence programs Deliver information that meets patient needs Help patients understand their disease and therapeutic choices Educate patients on the safety, tolerability, efficacy, and cost effectiveness of Merck's products Communicate in more targeted and diverse ways including the internet, patient advocacy groups and allied health professionals Drive increased productivity Reduced number of representatives promoting same product by 50% vs. historical levels Decreasing number of representatives for major in-line products by 1,500 and redeploying resources to support new vaccine launches Expanding e-detailing pilots and more productive targeting Apply Six Sigma concepts and principles Piloting broad range of deployment options Merck is Creating a New Commercial Model to Win

Based on Pilots Around the World, Merck Expects Significant Productivity Improvements U.S. Field Source Productivity: Increasing number of days in field, calls per day 9% increase in calls U.S. Video and Internet Detailing: Increasing time with physicians at less cost Three-fold increase in physician interaction time Merck Frosst Canada - Partners for Better Care: Increasing the value provided to physicians through partnerships to improve health outcomes More than doubled the number of physicians who rank Merck as a top company European Subsidiary - Enhancing Access to Physicians: Using peer-to-peer detailing to access difficult-to-reach physicians 17% of difficult-to-reach physicians requested a visit from a MSD representative Observed Result Pilot

In The Future, Merck Expects to Spend 15-20% Less Per Brand 15-20% less in the U.S. Better demonstration of value More targeted channels Different selling roles and configuration; more alternative channels ILLUSTRATIVE Historical spending mix per brand Payer Patient Physician promotion and direct selling Future spending mix per brand (~2010) Payer Patient Spending per brand Physician promotion and direct selling

Merck's Plan to Win is Driven by Five Strategic Actions Focus on priority disease areas Redefine product discovery and development Create a new commercial model Achieve leadership in emerging pharma markets Create lean and flexible cost structure Merck's plan to win Uncompromising ethics and integrity Strong execution capability High performance culture

Build long-term leadership position in key emerging pharma markets Invest now to fully realize this significant opportunity Lower costs by sourcing capabilities from emerging pharma markets Principles Emerging Pharma Markets Offer an Important Source of Growth

Merck's Revenue in Key Emerging Pharma Markets is Expected to Double to Over $2 Billion by 2010 Merck's commercial growth 23% revenue and 46% profit CAGR since 1999 #1 market share in top 4 products Strong presence in over 40 cities Russia, Turkey, and Hungary 11% revenue CAGR over five years and increasing profitability #2 U.S.-based company Example emerging pharma markets China

Merck is Already Sourcing Global Capabilities from Emerging Pharma Markets Example emerging pharma markets China Merck's global capability sourcing R&D Regional clinical research University and hospital partnerships Manufacturing Procurement of specialty chemicals India R&D Regional clinical research Chemical synthesis partnerships Manufacturing Procurement of APIs, intermediates, and chemicals

Merck's Plan to Win is Driven by Five Strategic Actions Focus on priority disease areas Redefine product discovery and development Create a new commercial model Achieve leadership in emerging pharma markets Create lean and flexible cost structure Merck's plan to win Uncompromising ethics and integrity Strong execution capability High performance culture

Implement company-wide process redesign to increase effectiveness and lower cost base Build world class Six Sigma capability throughout the company Outsource and partner non-core activities Achieve best-in-class marketing and administrative efficiency Lead the industry in supply strategy Principles Create a Lean and Flexible Cost Structure to Improve Margins

Commercialization Reconfigured Network Lean SUPPLY STRATEGY External Sourcing Posture New Commercialization Model SUPPLY STRATEGY Supply Strategy is the First Phase of Merck's Company-wide Redesign Anticipated Impact of Manufacturing Process Redesign 25% manufacturing headcount reduction 30% product cost reduction 50% reduction in new capital 35% external sourcing $400M inventory reduction $1.2B procurement savings (company-wide) Return to pre-ZOCOR product gross margin after 2008

All general and administrative processes Global commercial process End-to-end product development and lifecycle management process Achieving 20-30% savings target will maintain marketing and administrative expense at 2006 levels Merck is Redesigning End-to-end Processes to Fundamentally Shift its Cost Position

Actively engaged leadership with clear accountabilities for delivery Milestones and metrics to track progress Integrated set of actions to deliver results Merck has a Clear Plan to Deliver Results Focus on priority disease areas Redefine product discovery and development Create a new commercial model Achieve leadership in emerging pharma markets Create lean and flexible cost structure

Quality/value of pipeline Cycle times from PCC to launch Launch performance (market share of drugs in first year of launch) Share relative to competitors Marketing and admin as percent of revenues Examples of How Merck Will Measure Progress Using Key Benchmarks Focus on priority disease areas Redefine product discovery and development Create a new commercial model Achieve leadership in emerging pharma markets Create lean and flexible cost structure

Merck Has a Plan to Win - Here is What Winning Means: Recognized by patients: For products that address important unmet needs Recognized by physicians: For better outcomes for their patients Recognized by payers: For products that are truly differentiated and deliver high value Recognized by employees: For being the most desired place to work Recognized by shareholders: For double digit earnings growth and leadership in returning value to shareholders

Financial Overview Judy C. Lewent Executive Vice President and Chief Financial Officer

Enhancing Shareholder Returns New business model structured to drive top line and double digit bottom line growth R&D model drives greater research productivity Commercial model ensures full support to launch and promote our products Cost management generates significant savings to reinvest in the business Growth profile may be further enhanced by potential focused acquisitions and future partnership activity Financial stewardship to maintain dividend and opportunity for share repurchases, supporting total shareholder returns Principles

2005 and 2006 Performance Update 2005 results expected to be in line with guidance: Merck anticipates 2005 earnings per share (EPS) of $2.47 to $2.51* Merck anticipates reported 2005 EPS of $2.04 to $2.10 2006 Guidance Merck anticipates 2006 EPS of $2.28 to $2.36*, including the approximately $0.07 impact of stock option expensing Merck anticipates reported 2006 EPS of $1.98 to $2.12 * Excludes net tax charges in 2005, recently announced restructuring costs and the establishment of any reserves for any potential liability relating to the Vioxx litigation.

New and In-Line Pharmaceutical Products and Vaccines Drive Revenue Growth 2005-2010 4-6% CAGR* 2005 2010 Patent Expiry Products thru 2010 New Vaccines Other New Products * Includes 50% of all JV revenue (Merck/Schering-Plough, Merial, Sanofi-Pasteur MSD, Johnson & Johnson°Merck) In-Line Products and 50% of all JV's

$600-$800 Million of Projected Cumulative Savings in Research Supports Fully Funding Pipeline Projected Research Expense: Year-to-Year Comparison 2005 vs. 2010 Expect Low to Mid-Single Digit Compound Annual Growth from 2005-2010 2005 2005 Restructuring Costs R&D Savings Investing in LT Growth 2010

Marketing and Administration Expense Anticipated to be Flat from 2006 Through 2010 Significant restructuring actions recently disclosed expected to generate cumulative Marketing and Administration savings of $0.9 billion to $1.2 billion New business strategy is expected to generate an additional $1.0 billion in cumulative savings through 2010 Total cumulative Marketing and Administration savings of $1.9 billion to $2.2 billion through 2010

Projected Marketing and Administration Year-to-Year Comparison 2005 vs. 2010 Aggressive Cost Management Enables Full Funding of New Launches, Contributing to EPS Growth Marketing and Admin expense anticipated to be flat from 2006-2010 New Selling Model Sales Admin. Savings General Admin. Savings 2005 Marketing and Administration Savings New Vaccine Support Other New Product Support 2010

Anticipate Double Digit Compound Annual Earnings Per Share Growth Through 2010 Relative to 2005 Base* Revenue (including 50% of all JV revenue) expected to grow by 4-6% CAGR from 2005 to 2010 Anticipate double digit compound annual earnings per share growth through 2010, relative to 2005 base of $2.47-$2.51*, based on projected: Gross margins of 77-78% in 2005 restored after 2008 Compound annual R&D growth of low to mid-single digits over the period 2005 through 2010 Marketing and Administration remains flat through 2010 relative to 2006 Anticipate total cumulative manufacturing, marketing, administration and research savings of $4.5 to $5.0 billion through 2010 Anticipate annual EPS to resume growth in 2007* Growth can be supplemented by focused acquisitions and increased partnership activity * Excludes net tax charges in 2005, recently announced and possible future restructuring costs, any one time gains associated with the Astra-Zeneca partnership and the establishment of any reserves for any potential liability relating to the Vioxx litigation. Anticipate reported 2005 EPS of $2.04 to $2.10

2005 free operating cash flow, after capital expenditures, is expected to be in excess of $5 billion 2006 free operating cash flow, after capital expenditures, is expected to be approximately $5 billion Excluding the impact of 2006 AJCA-related tax payment, cash flow expected to exceed $5 billion. Management of inventory, controlling capital expenditures and global procurement savings support commitment to maximizing cash flow Strong cash flows reinforce Merck's commitment to maintenance of the dividend, at the current level, and provides opportunity for share repurchases Merck Is Focused on Cash Flow to Enhance Total Shareholder Returns

Question & Answer

Research Overview Peter S. Kim President, Merck Research Laboratories

Merck's Research and Development Update Merck's Late Stage Pipeline Review Merck's New Research & Development Model Focusing on Priority Disease Areas Leveraging Key Product Enablers Moving Towards Differentiated, Targeted Therapies Accelerating Development and Increasing Efficiencies Increasing Productivity: Building on our Momentum

Key Late Stage Development Highlights Three NDA submissions in 2005 Three anticipated filings in 2006 Five programs in Phase III by 1Q06 Eight programs in Phase IIb by 1Q06

Merck's Development Pipeline
December 15, 2005

Phase IIb	Phase III	2006 Anticipated Filings	2005 Submissions
MK-0859 (T-1Q06) **Atherosclerosis**	MK-0431A **Diabetes**	JANUVIA (MK-0431) **Diabetes**	GARDASIL **Cervical Cancer**
MK-0677 **Endocrine**	MK-0518 (T-1Q06) **HIV**	VORINOSTAT (SAHA) **Cancer, CTCL**	ROTATEQ **Infant Gastroenteritis**
MK-0364 **Obesity**	GABOXADOL **Insomnia**	MK-0517 **CINV**	ZOSTAVAX **Shingles**
MK-0822 **Osteoporosis**	MK-0524A **Atherosclerosis**		
MK-0974 **Pain**	MK-0524B (T-1Q06) **Atherosclerosis**		
Lurasidone **Psychiatric Disease**			
MK-0634 **Urinary Incontinence**			
MK-0594 (T-1Q06) **Urinary Incontinence**			

MERCK

T=Target

4

Merck's Development Pipeline
December 15, 2005

Phase IIb	Phase III	2006 Anticipated Filings	2005 Submissions
MK-0859 (T-1Q06) **Atherosclerosis**	MK-0431A **Diabetes**	JANUVIA (MK-0431) **Diabetes**	GARDASIL **Cervical Cancer**
MK-0677 **Endocrine**	MK-0518 (T-1Q06) **HIV**	VORINOSTAT (SAHA) **Cancer, CTCL**	ROTATEQ **Infant Gastroenteritis**
MK-0364 **Obesity**	GABOXADOL **Insomnia**	MK-0517 **CINV**	ZOSTAVAX **Shingles**
MK-0822 **Osteoporosis**	MK-0524A **Atherosclerosis**		
MK-0974 **Pain**	MK-0524B (T-1Q06) **Atherosclerosis**		
Lurasidone **Psychiatric Disease**			
MK-0634 **Urinary Incontinence**			
MK-0594 (T-1Q06) **Urinary Incontinence**			

MERCK

T=Target

5

Merck's Development Pipeline
December 15, 2005

Phase IIb	Phase III	2006 Anticipated Filings	2005 Submissions
MK-0859 (T-1Q06) **Atherosclerosis**	MK-0431A **Diabetes**	JANUVIA (MK-0431) **Diabetes**	GARDASIL **Cervical Cancer**
MK-0677 **Endocrine**	MK-0518 (T-1Q06) **HIV**	VORINOSTAT (SAHA) **Cancer, CTCL**	ROTATEQ **Infant Gastroenteritis**
MK-0364 **Obesity**	GABOXADOL **Insomnia**	MK-0517 **CINV**	ZOSTAVAX **Shingles**
MK-0822 **Osteoporosis**	MK-0524A **Atherosclerosis**		
MK-0974 **Pain**	MK-0524B (T-1Q06) **Atherosclerosis**		
Lurasidone **Psychiatric Disease**			
MK-0634 **Urinary Incontinence**			
MK-0594 (T-1Q06) **Urinary Incontinence**			

MERCK

T=Target

6

JANUVIA: A New Mechanism for the Treatment of Type 2 Diabetes JANUVIA (MK-0431) is efficacious in Type 2 diabetes Potent and highly selective inhibitor of dipeptidyl peptidase IV (DPP-4) Once-daily dosing Substantial reduction in A1C levels observed Incidence of hypoglycemia similar to placebo Effect on body weight similar to placebo Overall adverse experience profile similar to placebo JANUVIA is generally well-tolerated

JANUVIA is Efficacious in Patients with Type 2 Diabetes Results at 12 weeks: 100 mg Once Daily Therapy Entire Cohort <7% 7 to <8.5% ^8.5% -1.20 -1.00 -0.80 -0.60 -0.40 -0.20 0.00 % HbA1c decrease Placebo-subtracted HbA1c reduction by baseline HbA1c Reference: Herman G et. al., American Diabetes Association, June, 2005

JANUVIA: Potential for Disease Modification

Restoration of Pancreatic Islet β Cells in Mice
Following 10 week Treatment with JANUVIA analog

Diabetic Mice | Diabetic Mice + DPP-4 Analog | Lean Control Mice



J. Woods & E. Zycband

■ Insulin-producing islet β cell ■ Glucagon-producing α cell

MERCK

Reference: Zhang, B et. al., American Diabetes Association, June, 2005

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JANUVIA: 2006 NDA Filing Anticipated JANUVIA is a novel efficacious treatment for Type 2 Diabetes JANUVIA has a favorable safety and tolerability profile Phase III program is progressing on target Additional data to be submitted to the American Diabetes Association Meeting (June, 2006)

Merck's Development Pipeline
December 15, 2005

Phase IIb	Phase III	2006 Anticipated Filings	2005 Submissions
MK-0859 (T-1Q06) **Atherosclerosis**	MK-0431A **Diabetes**	JANUVIA (MK-0431) **Diabetes**	GARDASIL **Cervical Cancer**
MK-0677 **Endocrine**	MK-0518 (T-1Q06) **HIV**	VORINOSTAT (SAHA) **Cancer, CTCL**	ROTATEQ **Infant Gastroenteritis**
MK-0364 **Obesity**	GABOXADOL **Insomnia**	MK-0517 **CINV**	ZOSTAVAX **Shingles**
MK-0822 **Osteoporosis**	MK-0524A **Atherosclerosis**		
MK-0974 **Pain**	MK-0524B (T-1Q06) **Atherosclerosis**		
Lurasidone **Psychiatric Disease**			
MK-0634 **Urinary Incontinence**			
MK-0594 (T-1Q06) **Urinary Incontinence**			

MERCK

T=Target

11

MK-0431A: MK-0431 Combination with Metformin Metformin is the most commonly used therapy for Type 2 diabetes Monotherapy Well-established safety, tolerability and efficacy profile Lowers hepatic glucose output Not associated with hypoglycemia Extensive combination therapy usage MK-0431A Product Profile MK-0431 + Metformin combination Phase III initiated 2005 Anticipated NDA filing 2007

Mean glucose (mg/dL) 100 120 140 160 180 200 220 240 Placebo + Metformin (BID) MK-0431A: Provides Efficacy in Patients with Inadequate Glycemic Control on Metformin Monotherapy MK-0431 + Metformin (BID) Reference: Brazg et. al., American Diabetes Association, June, 2005 Breakfast Lunch Dinner Dose 2 8 AM 1 PM 7 PM 12 AM 3 AM 7 AM Dose 1

MK-0518:
A Novel Mechanism Compound for HIV-1 Infection


Retroviral particle
Mature retroviral particle
Attachment
CD4
Budding
Cell membrane
Chemokine receptor
Penetration
Assembly
Cytoplasm
Structural proteins
Uncoating
Reverse transcription
Translation
Two-LTR circular viral DNA
Regulatory proteins
Linear unintegrated viral DNA
Unspliced mRNA
Preintegration complex
One-LTR circular viral DNA
Multiply spliced mRNAs
Integrated proviral DNA
Transcription
Nucleus

- Resistance is a major problem with current HIV therapy[1,2,3]
  - More than 76% are resistant to one class of therapy
  - ~ 50% are resistant to multiple classes of therapy
  - Resistance in treatment-naïve patients has increased to >20% from 8% in 1999
- MK-0518 is an inhibitor of integrase, an enzyme necessary for integration of the virus's genetic information into the host cell

[1] UNAIDS; WHO 2004 Report
[2] Richman DD et al. AIDS 2004, 18:1393–1401
[3] Little SJ et al. N Eng J Med 2002;347(6):385-394

MERCK

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MK-0518: A New Mechanism for the Treatment of HIV-1 Infection MK-0518 is a potent inhibitor of HIV-1 integrase Product profile Potent antiretroviral activity demonstrated in treatment- naive patients and salvage patient population Data in salvage patient population to be presented in 2006 Conference on Retroviruses and Opportunistic Infections MK-0518 is generally safe and well-tolerated Initiation of Phase III program anticipated 1Q06 Anticipated NDA filing 2007 Fast Track designation for salvage indication

Change from Baseline in HIV RNA (log10 copies/mL) 1 2 3 4 5 8 10 Days on Therapy -3 -2 -1 0 1 MK-0518 HIV Integrase Inhibitor: Effect on HIV RNA Levels in Treatment Naive Patients 100mg bid 600mg bid Placebo Reference: Morales-Ramirez, J.O.; 2005:10th Annual European AIDS Conference

Gaboxadol: A New Mechanism for the Treatment of Insomnia Gaboxadol is selective for extrasynaptic GABA-A receptors containing ? subunits Highly expressed in brain areas regulating sleep (e.g., thalamus) Does not interact with the benzodiazepine binding site Results of Early Clinical Studies: Improved sleep quality Increased slow-wave sleep without suppressing REM sleep Gaboxadol was generally safe and well-tolerated Joint Lundbeck/Merck Phase III development program progressing on target Additional clinical data to be submitted to the American Psychiatric Association (APA) 2006 Annual Meeting Anticipated NDA Filing 1Q2007 H. Lundbeck A/S Alliance

Gaboxadol Improves Sleep Initiation and Maintenance in Patients with Primary Insomnia H. Lundbeck A/S Alliance Deacon S et al. Sleep (28), 2005: Presented at APSS; Denver, 2005. Parameter Placebo 15 mg Gaboxadol p-value Latency to Persistent Sleep (min) 30.0 23.6 <0.05 Total Sleep Time (min) 409 420 <0.05 Subjective Assessment of Sleep Quality (mm) 51.4 59.7 <0.05 Slow Wave Sleep Duration (min) 93.9 114 <0.001 REM Duration (min) 92.7 85.2 NS Phase II Polysomnography Study

Gaboxadol Improves Sleep Initiation and Maintenance in Patients with Primary Insomnia H. Lundbeck A/S Alliance Deacon S et al. Sleep (28), 2005: Presented at APSS; Denver, 2005. Parameter Placebo 15 mg Gaboxadol p-value Latency to Persistent Sleep (min) 30.0 23.6 <0.05 Total Sleep Time (min) 409 420 <0.05 Subjective Assessment of Sleep Quality (mm) 51.4 59.7 <0.05 Slow Wave Sleep Duration (min) 93.9 114 <0.001 REM Duration (min) 92.7 85.2 NS Phase II Polysomnography Study

HDL-C (mg/dL) Relative CHD Risk after 4 Years Source: Framingham Heart Study MK-0524A: Lipid management beyond LDL-C Low HDL-C and Increased CHD Risk 100 160 220 85 0.3 0.4 0.55 65 0.4 0.65 0.9 45 0.65 1 1.6 25 1.3 1.6 2.7 LDL-C (mg/dL) There is a significant unmet medical need for reducing the risk of cardiovascular events. NCEP, ISA and ESC guidelines identify patients with low HDL-C as at increased CHD risk Roughly 50 million Americans have low HDL-C (25% of adults)

Proven Cardiovascular Benefits Associated with Niacin Treatment in Clinical Studies

- Crystalline niacin was first used in 1955
- Early outcome study indicated a beneficial effect of niacin in heart disease
  - Coronary Drug Project[1]
- Atherosclerosis studies indicated vascular improvement with niacin
  - HATS (HDL Atherosclerosis Treatment Study)[2]
    - Coronary angiographic study
  - ARBITER 2
    - Carotid artery intima-media thickness study[3]

MERCK

[1] Canner PL et. al. JACC 1986; 8(6):1245-55
[2] Brown BG et. al. NEJM 2001; 345:1583-1592
[3] Taylor AJ et. al. Circulation 2004; 110(23):3512-7

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Limitations of Niacin HDL-C Raising Therapy 90% of patients experience flushing with niacin therapy Worst at first dose Chronic, intermittent and unpredictable Extended-release niacin, pretreatment with aspirin, and other measures only partially reduce the flushing associated with niacin Poor tolerability limits use despite favorable efficacy1 Only 10% of prescriptions are written at the target 2 gram dose 1National Disease and Therapeutic Index: data gathered between 4Q01-1Q04 (3600 office-based physicians)

Flushing (% increase) Time (minutes) Niacin -5 0 5 10 0 25 50 75 100 MK-0524: A Novel Niacin Flushing Pathway Inhibitor Prostaglandin D2 Receptor Antagonism Suppresses Niacin-Induced Vasodilation in the Mouse Placebo MK-0524 (low dose) MK-0524 (high dose)

NIASPAN NIASPAN + MK-0524 Placebo MK-0524: A Novel Niacin Flushing Pathway Inhibitor Niacin Dose: 1 gram Niacin Dose: 2 grams % of Days with Moderate/ Severe Flushing Weeks on Treatment 0 10 20 30 40 1 2 3 4 5 6 7 8

MK-0524A & MK-0524B: A Novel Approach to Lipid Management with Proven Outcomes MK-0524A Merck's extended-release niacin combined with a novel flushing pathway inhibitor Target 2 gram dose of niacin routinely attainable HDL-C increase of 20-25% and triglyceride decrease of 25-30% Can be used with any statin Phase III initiation - December, 2005 Anticipated NDA filing - 2007 MK-0524B Simvastatin combined with MK-0524A Phase III initiation - anticipated 1Q06 Anticipated NDA filing - 2007 Additional data to be submitted in 2006 to: American College of Cardiology & American Heart Association

Merck's New Research & Development Model Focusing on Priority Disease Areas Leveraging Key Product Enablers Moving Towards Differentiated, Targeted Therapies Accelerating Development and Increasing Efficiencies Increasing Productivity: Building on our Momentum

Merck's Nine Priority Areas of Focus Alzheimer's Disease Atherosclerosis Cardiovascular Diabetes Novel Vaccines Obesity Oncology (Targeted Therapies) Pain Sleep Disorders

Areas of Targeted Research Stroke Osteoporosis Schizophrenia Neurodegeneration Ophthalmology Antibiotics Antifungal Antiviral (HCV, HIV) Asthma COPD

Example of Prioritization: Merck's Pipeline in Atherosclerosis, Cardiovascular, Diabetes & Obesity Obesity, MK-0493 Obesity, MK-0364 Phase II Atherosclerosis, MK-0859 (T-1Q06) Phase I Atherosclerosis, MK-0633 Obesity, Nastech PYY3-36 Atherosclerosis, MK-0354 Diabetes, MK-0941 Diabetes, MK-0893 Diabetes, MK-0533 Hypertension, MK-0736 Cardiovascular, MK-0448 2006 Anticipated Filings Diabetes, JANUVIA (MK-0431) Back-ups not included T=Target Licensed, alliance, or acquisition (Pipeline) Atherosclerosis, MK-0524A Phase III Atherosclerosis, MK-0524B (T-1Q06) Diabetes, MK-0431A As of December 15, 2005

Leveraging Biomarkers as Key Product Enablers: Example in Atherosclerosis Novel Pharmacogenomic Collaboration with FoxHollow Technologies Focused on identification of new biomarkers of atherosclerotic disease progression Integrated into Merck's Research and Development programs FoxHollow will provide exclusive access to atherosclerotic plaque samples from patients with cardiovascular disease SilverHawk Plaque Excision System Minimally invasive catheter system which removes atherosclerotic plaque Device is used to treat peripheral arterial disease

Oncology: Leading the Way Towards Differentiated, Targeted Therapies Rosetta Ph III Ph I Ph II Preclinical Launch Rigel Internal Programs Tools and Academic Relationships Alnylam, NKI, Celera, RNAi (numerous unannounced) Partnerships Pierre Fabre F50035 Geron KSP Inhibitor AVEO Vertex VX680 Vorinostat (SAHA) Notch Inhibitor Agensys

Vorinostat: Histone Deacetylase Inhibitor for Cancer SAHA (suberoylanilide hydroxamic acid) NDA Filing for Cutaneous T-cell Lymphoma (CTCL) anticipated in 2006 Positive Phase IIa data Vorinostat was generally well-tolerated Additional data to be submitted to the American Society of Clinical Oncology (June, 2006) Evaluation in hematological cancers and solid tumors underway Monotherapy and combination therapies being evaluated

Accelerating Early Development Timelines: First in Man to Initiation of Phase III


Typical Timeline for Early Development[1]
Total time from FIM to Phase III
Ph I
Ph II
3.5 years
Merck Timelines for Early Development
Ph I
Ph II
MK-0431
2.1 years
Ph I
Ph II
MK-0524A
2.3 years
Ph I
Ph II
MK-0518
1.8 years

[1]CMR International, 2000– 2004 (Major Company Median Comparison) June 2005

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3 Month reduction 2005-2006: Anticipated Cycle Time Reductions 2006-2007: Anticipated 2 months reduction in Development Processes Increasing Efficiencies in Late Development: Decreasing Cycle Time 4 Month reduction Protocol Approval Last Patient In Last Patient Out WMA 2005-2007 Total Anticipated Cycle Time Acceleration: 9 Months 20% increase in throughput without increasing operational costs Continuous improvement productivity gains anticipated

New Candidates Entering Merck Pipeline: Internal & Licensed Candidates % to Phase I * Lower limit since some candidates remain in preclinical development 2001 2002 2003 2004 2005 # Candidates Internal Preclinical Candidates (GLP studies), including back-ups Licensed Preclinical (GLP studies) and Clinical Candidates 0 10 20 30 40 50 60 Year 33% >50%* >57%* >28%*

Programs Entering Phase I Development 0 5 10 15 20 25 2001 2002 2003 2004 2005 # Programs Year

0 2 4 6 8 10 12 14 2001 2002 2003 2004 2005 Programs Entering Phase II Development # Programs Year

R&D Pipeline Overview Phase III Specific compounds Phase I and II Specific compounds by MK number The most advanced compound with a specific mechanism in a given therapeutic area MK number consistent with other external databases (e.g., ClinicalTrials.gov) Not included Pre-clinical compounds Back-up compounds, regardless of their phase of development Additional indications in the same therapeutic area

Merck Pipeline – December 15, 2005

Phase I

- Alzheimer's Disease, MK-0752
- ➡ Alzheimer's Dis, MK-0952
- Arthritis, MK-0822
- ➡ Atherosclerosis, MK-0354
- ➡ Atherosclerosis, MK-0633
- ➡ Cancer, MK-0429
- Cancer, MK-0752
- ➡ Cancer, Agensys
- ➡ Cancer, MK-0731
- Cancer, VX-680
- ➡ Cancer Vaccine
- ➡ Cardiovascular, MK-0448
- ➡ Diabetes, MK-0941
- ➡ Diabetes, MK-0893
- ➡ Diabetes, MK-0533

Phase I

- Endocrine, MK-0974
- ➡ Flu Vaccine
- ➡ Glaucoma, MK-0987
- Glaucoma, MK-0994
- ➡ Hypertension, MK-0736
- ➡ Insomnia, MK-0454
- Obesity, Nastech PYY3-36
- ➡ Osteoporosis, MK-0773
- Pain, MK-0686
- Parkinson's Dis, MK-0657
- ➡ Psychiatric Dis., MK-0249
- ➡ Respiratory Dis, MK-0633
- ➡ S. Aureus Vaccine

Phase II

- ➡ Arthritis, MK-0873
- ➡ Arthritis, MK-0686
- ➡ Athero., MK-0859 (T-1Q06)
- Cancer (CTCL), Vorinostat
- ➡ Endocrine, MK-0677
- HIV Vaccine
- ➡ HPV Vaccine*
- Multiple Sclerosis, MK-0812
- Obesity, MK-0364
- Obesity, MK-0493
- ➡ Osteoporosis, MK-0822
- ➡ Pain, MK-0974
- ➡ Pain, MK-0759
- Pediatric Vaccine
- Psychiatric Disease, MK-0364
- ➡ Psychiatric Dis.,Lurasidone
- Stroke, ONO 2506**
- ➡ Urinary Incont., MK-0634
- ➡ Urinary Incont., MK-0594 (T-1Q06)

Phase III

- ➡ AIDS, MK-0518 (T-1Q06)
- ➡ Athero., MK-0524B (T-1Q06)
- ➡ Athero., MK-0524A
- ➡ CINV, MK-0517
- ➡ Diabetes, MK-0431A
- Diabetes, JANUVIA (MK-0431)
- Insomnia GABOXADOL

Under Review

- ➡ HPV and related cervical cancer and genital warts GARDASIL*
- ➡ Rotavirus Gastroenteritis ROTATEQ
- ➡ Shingles ZOSTAVAX

Approvable

- Arthritis/Pain ARCOXIA

2005 Approvals

- ➡ Osteoporosis FOSAMAX Plus D
- ➡ Pediatric Vaccine PROQUAD

➡ **Advanced since December, 2004**

Licensed, alliance, or acquisition (Pipeline)

T = Target

*Multiple Licenses, including CSL, Ltd.

**Merck is in discussions with its licensing partner regarding further plans for this compound

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39

Merck's Late Development Pipeline with Supplemental Indications – December 15, 2005

Phase III	2006 Anticipated Filings	2005 Submissions	2005 Approvals
MK-0431A **Type 2 diabetes** MK-0518 (T-1Q06) **AIDS** GABOXADOL **Insomnia** MK-0524A **Atherosclerosis** MK-0524B (T-1Q06) **Atherosclerosis**	JANUVIA (MK-0431) **Type 2 Diabetes** VORINOSTAT (SAHA) **Cancer, CTCL** MK-0517 **CINV**	GARDASIL **Cervical Cancer** ROTATEQ **Infant Gastroenteritis** ZOSTAVAX **Shingles**	FOSAMAX Plus D **Osteoporosis** PROQUAD **Pediatric Vaccine**
SINGULAIR **Acute Asthma (I.V.)** SINGULAIR **RSV Bronchiolitis**		EMEND **PONV** SINGULAIR **EIB** SINGULAIR **Linear Growth**	EMEND **MEC** SINGULAIR **PAR** HYZAAR 100/12.5 **Hypertension**

MERCK

T=Target

40

Merck's Research and Development Summary Increasing Late Stage Development Portfolio Three NDA submissions in 2005 Three anticipated filings in 2006 Five programs in Phase III by 1Q06 Eight programs in Phase IIb by 1Q06 Merck's New Research & Development Model Focusing on Priority Disease Areas Leveraging Key Product Enablers Moving Towards Differentiated, Targeted Therapies Accelerating Development and Increasing Efficiencies Increasing Productivity: Building on our Momentum

Question & Answer

New Vaccine Commercialization Margaret G. McGlynn President, Merck Vaccines

Unprecedented Opportunity for Growth of the Vaccine Business Unprecedented opportunity to launch four new vaccines globally Merck's breakthrough investigational vaccines target large vaccination cohorts, address unmet medical needs, and have been developed to provide a significant public health benefit Gardasil(r)1 and ZostavaxTM are expected to drive growth in emerging adult and adolescent vaccination segments ProQuad(r) and RotaTeq(r) are expected to drive continued growth in the pediatric business As a result, Merck vaccines are expected to contribute significantly to the global vaccine market, which is forecast to grow from $8 billion in 2004 to $18 billion in 20092 1Multiple Licenses, including CSL, Ltd. 2IMS Health, Global Forecast of the Vaccine Market Consulting Project, September 2003; IMS DDD and MIDAS Audits, June 2003

Adolescent/Adult Vaccine Opportunity Success will require market preparation and launch execution to ensure rapid adoption in the adult and adolescent vaccination markets Leverage the existing pediatric and adult immunization schedules to establish prevention paradigm Educate physicians and consumers on considerable burden of disease Ensure broad and rapid origination, particularly among adolescent and young adult populations for Gardasil(r) Educate and support stocking by non-routine vaccinators Support access through policy recommendations and reimbursement Merck is focused on strategy and launch readiness to ensure success

Cervical Cancer: A Serious Global Burden 630 million people globally, including 20 million Americans, are currently infected with human papillomavirus (HPV) Infection with certain types of HPV causes cervical cancer Cervical cancer is the second leading cause of cancer death in women worldwide Annually, 500K cases of cervical cancer and ~300K deaths worldwide In the U.S., 10K cases of cervical cancer and 3,700 deaths each year In Europe, 34K cases of cervical cancer and 15K deaths each year HPV infection also causes other cancers, genital warts and cervical dysplasia HPV causes a high level of personal and financial burden HPV-related disease, including screening, follow-up, and treatment costs about $5 billion per year in the U.S.

Significant Physician and Consumer Interest in HPV Vaccine 10 - 12 y.o. 13 - 15 y.o. 16 -18 y.o. Likely 0.46 0.77 0.89 Unlikely 0.4 0.15 0.05 Undecided 0.14 0.08 0.06 Strong Physician Intent to Vaccinate... 74% of female college students would accept a vaccine > 80% of females (18-30) believed HPV vaccine was good for themselves and their daughters Growing support among stakeholder groups for role of HPV vaccine along with behavior education and screening and Consumer Acceptance of Vaccine Market research conducted by CDC in September 2005 and presented at October 2005 ACIP meeting Boehner CW, et al. Viral Sexually Transmitted Disease Acceptability Among College Students. Sexually Transmitted Diseases 2003, Kahn JA, et al. Attitudes about human papillomavirus vaccine in young women. International Journal of STD & AIDS 2003; 14:300 - 306, Parent Quantitative Market Research Project: November 2003

Represents a significant medical breakthrough in cancer prevention The only investigational cancer vaccine for the prevention of cervical cancer, cervical dysplasia and genital warts Broadest coverage will be provided through a quadrivalent vaccine Expected to be the first cervical cancer vaccine worldwide Submitted to FDA for U.S. approval on December 1, 2005; submitted for approval in the EU on December 9, 2005; submissions in other markets will closely follow Gardasil(r) is Expected to be the First HPV Vaccine to Market with Broadest Coverage

Large Potential Vaccination Cohort Leverage first mover advantage to capture appropriate catch-up cohorts Future growth will be fueled by indications for additional populations *Per capita GNI > $9,385; developing markets to be addressed via partnerships 0 100 200 300 400 Other High Income Mkts* EU US Launch Period Females 9 to 26 118MM Females 9 to 45 264MM Females 9 to 45 Males 9 to 24 374MM Cumulative Cohort with Sequenced Roll-out

Phase III Studies for Gardasil(r) with 25,000 Participants Demonstrated 100% Efficacy Gardasil(r) prevented 100% of HPV 16/18/6/11-related CIN, AIS or EGL in women not yet infected with either HPV 16, 18, 6, or 11 at baseline Primary Endpoint1 Vaccine Cases Placebo Cases Efficacy (%) CIN 1, 2/3, AIS related to HPV 16/18/6/11 0 37 100 CIN 2/3 or AIS related to HPV 16/18 0 21 100 EGL related to HPV 16/18/6/11 0 40 100 Participants (women 16 to 26) in 33 countries around the world 1Per protocol populations; average 17 to 20 months post vaccination CIN = cervical intraepithelial neoplasia; AIS = adenocarcinoma in situ; EGL = external genital lesions

Comprehensive Plans for Launch of Gardasil(r) Utilize capacity of global pharmaceutical sales resources to target larger physician base versus a typical vaccine Focus on early vaccine adoption by physicians Multi-segment promotion (Ped, OBGYN & PCP) to educate on urgency to vaccinate adolescents and maximize catch-up opportunity Thought leader education Office support for new vaccinators Disease awareness through personal promotion and journal advertising Motivate parents and consumers to originate and request Gardasil(r) Comprehensive consumer education media campaign Obtain strong support from policy-makers and payers Clinical and health economic presentations

Key Steps in Recommendation and Funding Process for HPV Vaccines in the U.S. Professional societies (AAP, AAFP, ACOG, SAM) and other organizations participate and provide input ACIP Working Group (WG) established to formulate recommendation State management of VFC funds ACIP votes on recommendation Publication of CDC recommendation in MMWR Vaccines for Children (VFC) contract Historically, ~60% of funding for pediatric vaccines is through VFC or other federal/state funds Completed reviews of disease and clinical data and market research Health economics and clinical data planned for February 2006 Meetings February 21 - 22 June 29 - 30 October 25 - 26

Prepared to Maximize Launch of Gardasil(r) Gardasil(r) represents a major breakthrough in cancer prevention Benefits a large vaccination cohort and addresses an important unmet medical need High global burden raises significant physician and consumer interest in a vaccine Merck is poised to rapidly convert widespread interest and excitement into appropriate routine vaccination globally Implementation of strategy will contribute to public health and to Merck's performance Potential future indications will drive continued growth

High Burden of Rotavirus Disease Rotavirus infects nearly all children by age 3 Severity is unpredictable and ranges from asymptomatic infection to dehydrating gastroenteritis, which can result in death Worldwide, an estimated 500K deaths every year In the U.S., an estimated 100 deaths per year, 70K hospitalizations and 160K emergency room visits annually Strong vaccine acceptance expected with ACIP & AAP recommendation (based on market research) 93% of physicians said they would administer a new, safer rotavirus vaccine 78% of mothers are extremely/ very likely to vaccinate against rotavirus when rotavirus is described by the physician as serious and vaccine recommended

RotaTeq(r) is Expected to be the Only Pentavalent Rotavirus Vaccine Anticipated to launch first to market in the U.S. and the only pentavalent rotavirus vaccine available worldwide Covers types responsible for approximately 88% of disease1 Rotavirus Efficacy & Safety Trial (REST) is one of the largest trials (70K infants) in vaccine history ~98% efficacy against severe rotavirus gastroenteritis (RGE)2 ~74% efficacy against RGE of any severity2 Incidence of intussusception similar in vaccine group as compared with placebo group Filed with FDA for U.S. approval on April 5, 2005; licensed in Mexico on November 28, 2005; filed in more than 50 other markets FDA Advisory Committee meeting held on December 14, 2005 1Between 1973 & 2003 2Through the first rotavirus season for RGE caused by serotypes included in vaccine

Shingles is Common, Serious and Can Have Severe Complications It is estimated that 1 million cases of herpes zoster occur annually in the U.S. Up to 50% of people surviving until age 85 will suffer from zoster 25% to 50% of shingles patients older than 50 will develop postherpetic neuralgia (PHN)1 Other complications of zoster can include infection and scarring, ophthalmic complications and encephalitis Strong acceptance of vaccine expected (based on market research) Over 70% of physicians are extremely/somewhat likely to stock a frozen version of the zoster vaccine; 90% would then recommend the vaccine Among consumers aware of shingles, more than 50% would ask physicians about a vaccine 1PHN is defined as pain at 3 months after rash onset

ZostavaxTM Expected to be the Only Zoster Vaccine Available Large potential vaccination cohort of adults age 50+ 1Per capita GNI > $9,385 excluding Japan Expected to launch as the only zoster vaccine available worldwide Filed with FDA for U.S. approval in April 2005; future enhancement will include filing of a refrigerated product globally with a 2H06 U.S. & EU submission target FDA Advisory Committee meeting December 15, 2005 43MM Other High Income Mkts1 157MM 85MM 50+ EU U.S.

ZostavaxTM Reduced Incidence of Shingles and PHN in Shingles Prevention Study 1315 cases in vaccine group versus 642 cases in placebo group; p<0.001 227 cases in vaccine group versus 80 cases in placebo group; p<0.001 Years of Follow-up 0 1 2 3 4 5 Cumulative Incidence of HZ (%) 0 Zoster Vaccine 1 2 3 4 5 6 Placebo Cumulative Incidence of Herpes Zoster 0 1 2 3 4 5 0 Zoster Vaccine Placebo 0.2 0.4 0.6 0.8 1.0 Years of Follow-up Cumulative Incidence of PHN (%) Cumulative Incidence of Postherpetic Neuralgia ZostavaxTM reduced the incidence of Zoster by 51% compared with placebo1 ZostavaxTM reduced the incidence of PHN by 67% compared with placebo2

Comprehensive Plans for Launch of ZostavaxTM Utilize primary care sales force to develop older adult vaccination market Support stocking among non-routine vaccinators Thought leader education Office support for new vaccinators Capitalize on frequent physician office access among older adults Obtain strong support from policy-makers and payers Clinical and health economic presentations Maximize access through public funding (including Medicare) and private insurance

Significant Opportunity for Growth with New Vaccines Unprecedented opportunity to launch four new vaccines globally that address significant unmet medical needs Merck is poised to rapidly convert widespread interest and excitement into appropriate routine vaccination globally Success would result in Merck's vaccines contributing significantly to the global vaccine market, which is forecast to grow from $8 billion in 2004 to $18 billion in 20091 1IMS Health, Global Forecast of the Vaccine Market Consulting Project, September 2003; IMS DDD and MIDAS Audits, June 2003

Question & Answer

Closing Remarks Richard T. Clark Chief Executive Officer and President

Merck Strategy December 15, 2005